UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 6, 2006
                                                  (September 27, 2006)

                           AUSTRALIN FOREST INDUSTRIES
             (Exact name of registrant as specified in its charter)

           Nevada                        4/95 Salmon Street                   86-0931332
                                          Port Melbourne
                                       Victoria, Australia
                                               3207
----------------------------      -------------------------------          ----------------
(State or other jurisdiction      (Address of Principal Executive          (I.R.S. Employer
    of incorporation or                       Offices)                   Identification No.)
       organization)

Registrant's telephone number, including area code: 011 61 3 8645 4340 1130

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Item 5.02. Departure of Norman Backman, a Director.

On September 27, 2006, Norman Backman resigned as a member of the Board of Directors of Australian Forest Industries (the "Company"). The Company and Mr. Chauhan mutually agreed that Mr. Backman has resigned to pursue other business interests. The Company has no plans to fill the vacancy on the Board left by Mr. Backman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Australian Forest Industries

Date: October 6, 2006

/s/ Michael Timms

Mr. Michael Timms, President